Exhibit 99.1

Revised Financial Information

On January 31, 2024, Core Laboratories, Inc. (the “Company”) issued a press release that reported the Company’s financial results of the Company for the quarter and year ended December 31, 2023 (the “Earnings Release”). A copy of the Earnings Release was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K that was furnished to the Securities and Exchange Commission (the “SEC”) on January 31, 2024.

Revised versions of the condensed consolidated balance sheets, condensed consolidated statement of operations and condensed consolidated statements of cash flows, as well as the non-GAAP reconciliation of net income and diluted earnings per share attributable to Core Laboratories Inc. appearing in the Earnings Release are provided below (with the revised information identified by a “^”):

CORE LABORATORIES INC. & SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Quarter Ended				% Variance
	December 31, 2023		September 30, 2023	December 31, 2022	vs. Q3-2023	vs. Q4-2022
REVENUE	$128,210		$125,343	$127,571	2.3%	0.5%

OPERATING EXPENSES:
Costs of services and product sales	101,517		96,617	99,816	5.1%	1.7%
General and administrative expense	8,665		9,452	8,724	(8.3)%	(0.7)%
Depreciation and amortization	3,874		3,929	4,073	(1.4)%	(4.9)%
Other (income) expense, net	(427)		673	(660)	NM	NM
Total operating expenses	113,629		110,671	111,953	2.7%	1.5%

OPERATING INCOME	14,581		14,672	15,618	(0.6)%	(6.6)%
Interest expense	3,618		3,147	3,081	15.0%	17.4%
Income before income taxes	10,963		11,525	12,537	(4.9)%	(12.6)%
Income tax expense	8,529	^	2,305	5,847	270.0%	45.9%
Net income	2,434	^	9,220	6,690	(73.6)%	(63.6)%
Net income (loss) attributable to non- controlling interest	235		(37)	(61)	NM	NM
Net income attributable to Core Laboratories Inc.	$2,199	^	$9,257	$6,751	(76.2)%	(67.4)%

Diluted earnings per share	$0.05	^	$0.19	$0.14	(73.7)%	(64.3)%

Diluted earnings per share attributable to Core Laboratories Inc.	$0.05	^	$0.19	$0.14	(73.7)%	(64.3)%

Diluted weighted average common shares outstanding	47,557		47,604	46,826	(0.1)%	1.6%

Effective tax rate	78%	^	20%	47%	NM	NM

SEGMENT INFORMATION:

Revenue:
Reservoir Description	$84,628		$85,145	$78,124	(0.6)%	8.3%
Production Enhancement	43,582		40,198	49,447	8.4%	(11.9)%
Total	$128,210		$125,343	$127,571	2.3%	0.5%

Operating income:
Reservoir Description	$12,259		$12,992	$6,817	(5.6)%	79.8%
Production Enhancement	2,195		1,544	7,904	42.2%	(72.2)%
Corporate and Other	127		136	897	NM	NM
Total	$14,581		$14,672	$15,618	(0.6)%	(6.6)%

"NM" means not meaningful

CORE LABORATORIES INC. & SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Year Ended December 31,			% Variance
	2023		2022
REVENUE	$509,790		$489,735	4.1%

OPERATING EXPENSES:
Costs of services and product sales	399,957		393,655	1.6%
General and administrative expense	40,259		38,117	5.6%
Depreciation and amortization	15,784		17,161	(8.0)%
Other (income) expense, net	(850)		(722)	NM
Total operating expenses	455,150		448,211	1.5%

OPERATING INCOME	54,640		41,524	31.6%
Interest expense	13,430		11,570	16.1%
Income before income taxes	41,210		29,954	37.6%
Income tax expense	4,185	^	10,296	(59.4)%
Net income	37,025	^	19,658	88.3%
Net income attributable to non-controlling interest	350		205	NM
Net income attributable to Core Laboratories Inc.	$36,675	^	$19,453	88.5%

Diluted earnings per share	$0.78	^	$0.42	85.7%

Diluted earnings per share attributable to Core Laboratories Inc.	$0.77	^	$0.42	83.3%

Diluted weighted average common shares outstanding	47,523		46,813	1.5%

Effective tax rate	10%	^	34%	NM

SEGMENT INFORMATION:

Revenue:
Reservoir Description	$333,345		$307,691	8.3%
Production Enhancement	176,445		182,044	(3.1)%
Total	$509,790		$489,735	4.1%

Operating income:
Reservoir Description	$41,039		$22,902	79.2%
Production Enhancement	12,519		16,351	(23.4)%
Corporate and Other	1,082		2,271	(52.4)%
Total	$54,640		$41,524	31.6%

"NM" means not meaningful

CORE LABORATORIES INC. & SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

					% Variance
ASSETS:	December 31, 2023		September 30, 2023	December 31, 2022	vs. Q3-2023	vs. Q4-2022

Cash and cash equivalents	$15,120		$16,616	$15,428	(9.0)%	(2.0)%
Accounts receivable, net	109,352		104,053	106,913	5.1%	2.3%
Inventories	71,702		75,060	60,445	(4.5)%	18.6%
Other current assets	26,962	^	32,815	28,916	(17.8)%	(6.8)%
Total current assets	223,136	^	228,544	211,702	(2.4)%	5.4%

Property, plant and equipment, net	99,626		99,499	105,028	0.1%	(5.1)%
Right of use assets	53,842		53,101	52,379	1.4%	2.8%
Intangibles, goodwill and other long-term assets, net	209,791	^	211,270	209,245	(0.7)%	0.3%
Total assets	$586,395	^	$592,414	$578,354	(1.0)%	1.4%

LIABILITIES AND EQUITY:

Accounts payable	$33,506		$34,097	$45,847	(1.7)%	(26.9)%
Operating lease liabilities	10,175		9,794	11,699	3.9%	(13.0)%
Other current liabilities	44,416	^	40,359	45,589	10.1%	(2.6)%
Total current liabilities	88,097	^	84,250	103,135	4.6%	(14.6)%

Long-term debt, net	163,134		177,863	172,386	(8.3)%	(5.4)%
Long-term operating lease liabilities	42,076		40,903	38,305	2.9%	9.8%
Other long-term liabilities	63,281	^	59,948	75,574	5.6%	(16.3)%

Total equity	229,807	^	229,450	188,954	0.2%	21.6%
Total liabilities and equity	$586,395	^	$592,414	$578,354	(1.0)%	1.4%

CORE LABORATORIES INC. & SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Year Ended December 31,
	2023		2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$37,025	^	$19,658
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	13,971		7,756
Depreciation and amortization	15,784		17,161
Deferred income taxes	(10,811)	^	433
Accounts receivable	(2,618)		(10,078)
Inventories	(12,976)		(14,860)
Accounts payable	(12,878)		15,374
Other adjustments to net income	(2,708)	^	(10,488)
Net cash provided by operating activities	24,789		24,956

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(10,579)		(10,216)
Net proceeds from life insurance policies and from insurance recovery	3,375		4,260
Other investing activities	552		2,100
Net cash used in investing activities	(6,652)		(3,856)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of long-term debt	(211,000)		(131,000)
Proceeds from long-term debt	202,000		116,000
Equity related transaction costs	(4,068)		(411)
Dividends paid	(1,868)		(1,853)
Repurchase of common stock	(2,202)		(3,903)
Other financing activities	(1,307)		(2,208)
Net cash used in financing activities	(18,445)		(23,375)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(308)		(2,275)
CASH AND CASH EQUIVALENTS, beginning of year	15,428		17,703
CASH AND CASH EQUIVALENTS, end of year	$15,120		$15,428

Non-GAAP Information

Management believes that the exclusion of certain income and expenses enables it to evaluate more effectively the Company's operations period-over-period and to identify operating trends that could otherwise be masked by the excluded Items. For this reason, management uses certain non-GAAP measures that exclude these Items and believes that this presentation provides a clearer comparison with the results reported in prior periods. The non-GAAP financial measures should be considered in addition to, and not as a substitute for, the financial results prepared in accordance with GAAP, as more fully discussed in the Company's financial statements and filings with the Securities and Exchange Commission.

Reconciliation of Net Income and Diluted Earnings Per Share Attributable to Core Laboratories Inc.

(In thousands, except per share data)

(Unaudited)

	Net Income Attributable to Core Laboratories Inc.
	Quarter Ended
	December 31, 2023		September 30, 2023	December 31, 2022
GAAP reported	$2,199	^	$9,257	$6,751
Stock compensation (1)	—		—	(1,494)
Loss on lease abandonment and assets write-down (2)	—		505	—
ATM termination costs (3)	—		364	—
Redomestication costs	—		—	197
Foreign exchange losses (gains)	374		190	552
Reversal of net deferred tax liabilities and effect of higher (lower) tax rate (5)	6,336	^	—	3,341
Excluding specific items	$8,909		$10,316	$9,347

	Diluted Earnings Per Share Attributable to Core Laboratories Inc.
	Quarter Ended				Year ended
	December 31, 2023		September 30, 2023	December 31, 2022	December 31, 2023
GAAP reported	$0.05	^	$0.19	$0.14	$0.77	^
Stock compensation (1)	—		—	(0.03)	0.09
Loss on lease abandonment and assets write-down (2)	—		0.01	—	0.04
ATM termination costs (3)	—		0.01	—	0.01
Gain on life insurance policies (4)	—		—	—	(0.03)
Redomestication costs	—		—	—	—
Foreign exchange losses (gains)	0.01		0.01	0.02	—
Reversal of net deferred tax liabilities and effect of higher (lower) tax rate (5)	0.13	^	—	0.07	(0.08)	^
Excluding specific items	$0.19		$0.22	$0.20	$0.80

(1) The year ended December 31, 2023 includes reversals of stock compensation expense previously recognized due to a change in probability of performance condition for certain executive's share awards and the acceleration of stock compensation expense associated with employees reaching eligible retirement age. The quarter ended December 31, 2022 includes adjustments associated with certain performance share awards that vested during the quarter.

(2) Includes the write-down of right of use assets and leasehold improvements and other exit costs associated with consolidation of certain facilities.
(3) Includes the write off of previously deferred costs upon termination of our "at-the-market offering" program ("ATM Program").
(4) Includes gain on life insurance policies death benefit proceeds.

(5) The quarter and year ended December 31, 2023 includes the reversal of certain net deferred tax liabilities which will not be realized as a result of the Redomestication Transaction and the effect to reflect tax expense at a normalized rate of 20%. The quarter ended December 31, 2022 includes the effect to reflect tax expense at a normalized rate of 20%.